Summary Prospectus and
Prospectus Supplement

April 26, 2024

Morgan Stanley Institutional Fund, Inc.

Supplement dated April 26, 2024 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus and Prospectus dated April 28, 2023

Global Sustain Portfolio (the "Fund")

Important Notice Regarding Change in Fund Name and Investment Policy

At a meeting held on April 24-25, 2024, the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Board") approved various changes to the Fund, including (i) changing its name from "Global Sustain Portfolio" to "Global Stars Portfolio," (ii) modifying its principal investment strategies, including eliminating its non-fundamental investment policy with regard to the investment of at least 80% of its net assets (plus any borrowings for investment purposes), (iii) reducing the Fund's contractual advisory fee rates and expense caps, (iv) changes to the portfolio management team and (v) other related changes, such as to the benchmark index, each change effective is June 27, 2024 (the "Effective Date").

Implementation of these strategy changes will result in transaction costs and the Fund's performance may be impacted as a result. Additionally, these changes are expected to result in higher short-term portfolio turnover in order to implement the transition, which may have adverse tax consequences subject to the Fund's portfolio activity during the Fund's remaining fiscal year.

The Fund has a non-fundamental investment policy that provides, under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment process) will be invested in equity securities of companies that satisfy the Adviser's and/or Sub-Adviser's ESG-integrated investment process (the "80% ESG Policy"). This policy may be changed without shareholder approval; however, shareholders would be notified upon 60 days' notice in writing of any changes. At the meeting held on April 24-25, 2024, the Board approved the elimination of the 80% ESG Policy, to be effective as of the Effective Date.

Accordingly, on the Effective Date, the Summary Prospectus and the Prospectus will be amended as follows:

All references to "Global Sustain Portfolio" will be deleted and replaced with "Global Stars Portfolio."

The Annual Fund Operating Expenses table under the section of the Summary Prospectus entitled "Fees and Expenses—Annual Fund Operating Expenses" and under the section of the Prospectus entitled "Fund Summary—Global Sustain Portfolio—Fees and Expenses—Annual Fund Operating Expenses" will be deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class R6
Advisory Fee[3]	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.50%	0.56%	0.62%	0.53%	0.42%
Total Annual Fund Operating Expenses[4]	1.15%	1.46%	2.02%	2.18%	1.07%
Fee Waiver and/or Expense Reimbursement[4]	0.35%	0.31%	0.37%	0.28%	0.32%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	0.80%	1.15%	1.65%	1.90%	0.75%

The example tables under the section of the Summary Prospectus entitled "Fees and Expenses—Example" and under the section of the Prospectus entitled "Fund Summary—Global Sustain Portfolio—Fees and Expenses—Example" will be deleted in their entirety and replaced with the following:

If You SOLD Your Shares

	1 Year	3 Years	5 Years	10 Years
Class I	$82	$331	$599	$1,366
Class A	$636	$934	$1,253	$2,154
Class L	$168	$598	$1,054	$2,318
Class C	$293	$655	$1,144	$2,309
Class R6	$77	$309	$559	$1,277

If You HELD Your Shares

	1 Year	3 Years	5 Years	10 Years
Class I	$82	$331	$599	$1,366
Class A	$636	$934	$1,253	$2,154
Class L	$168	$598	$1,054	$2,318
Class C	$193	$655	$1,144	$2,309
Class R6	$77	$309	$559	$1,277

The third footnote following the example information under the section of the Summary Prospectus entitled "Fees and Expenses—Example" and under the section of the Prospectus entitled "Fund Summary—Global Sustain Portfolio—Fees and Expenses—Example" will be deleted in its entirety and replaced with the following:

3  The Advisory Fee has been restated to reflect the decrease in the advisory fee schedule effective on June 27, 2024.

4  The Fund's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I, 1.15% for Class A, 1.65% for Class L, 1.90% for Class C and 0.75% for Class R6. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this Prospectus or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Company") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement have been restated to reflect the decrease in the expense limitation arrangement effective on June 27, 2024.

The sections of the Summary Prospectus entitled "Principal Investment Strategies" and the Prospectus entitled "Fund Summary—Global Sustain Portfolio—Principal Investment Strategies" will be deleted in their entirety and replaced with the following:

The Adviser and/or the Fund's "Sub-Adviser," Morgan Stanley Investment Management Limited ("MSIM Limited"), seek to identify securities of issuers located throughout the world that they believe are growth-oriented high quality compounders, that is, high quality companies characterized by difficult to replicate intangible assets (such as intellectual property, brands, or network effects) with a large growth opportunity and high returns on incremental operating capital employed. The Adviser and/or

Sub-Adviser also seek to identify capable management teams able to allocate incremental capital effectively to grow the franchise, maintain the intangible assets and sustain or improve returns on operating capital.

As an integrated part of the investment process, the Adviser and/or Sub-Adviser assesses relevant factors material to growth potential and generating high returns on incremental operating capital over the long term, including environmental, social and governance ("ESG") factors.

The Adviser and/or Sub-Adviser believe that the number of issuers with growing high-quality businesses meeting their criteria may be limited, and accordingly, the Fund may concentrate its holdings in a relatively small number of companies. The Fund's equity investments, including depositary receipts, may include convertible securities.

The Fund may utilize foreign currency forward exchange contracts, which are derivatives, for currency hedging purposes.

The sections of the Summary Prospectus entitled "Principal Risks—ESG Investment Risk" and the Prospectus entitled "Fund Summary—Global Sustain Portfolio—Principal Risks—ESG Investment Risk" will be deleted in their entirety and replaced with the following:

The Fund's adherence to its ESG criteria and application of related analyses when selecting investments may impact the Fund's performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Fund's adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis based on qualitative assessments and may be difficult if data about a particular company is limited. A company's ESG practices or the Adviser's assessment of such may change over time.

The Fund's benchmark index will change from the MSCI World Net Index to the MSCI ACWI Net Index. Morgan Stanley Investment Management Inc., the Fund's Adviser, believes the MSCI ACWI Net Index is a more appropriate benchmark for the Fund in light of the changes to the Fund's investment strategies.

William Lock, Bruno Paulson, Nic Sochovsky, Marcus Watson, Richard Perrott and Vladimir Demine will no longer serve as portfolio managers of the Fund. Accordingly, all references to Messrs. Lock, Paulson, Sochovsky, Watson, Perrott and Demine will be removed from the Fund's Summary Prospectus and Prospectus. Alex Gabriele will continue to serve as portfolio manager of the Fund.

The section of the Prospectus entitled "Details of the Fund—Global Sustain Portfolio—Approach" will be deleted in its entirety and replaced with the following:

The Adviser and/or Sub-Adviser seek long-term capital appreciation by investing primarily in equity securities of growth-oriented high-quality companies located throughout the world, including developed and emerging market countries—specifically, quality growth compounders, that is, growing companies with high returns or growing companies with a visible pathway to high returns.

The section of the Prospectus entitled "Details of the Fund—Global Sustain Portfolio—Process" will be deleted in its entirety and replaced with the following:

The Adviser and/or Sub-Adviser seek to identify securities of issuers located throughout the world that they believe are growth-oriented high quality compounders, that is, high quality companies characterized by difficult to replicate intangible assets (such as intellectual property, brands or network effects) with a large growth opportunity and high returns on incremental operating capital employed. The Adviser and/or Sub-Adviser also seek to identify capable management teams able to allocate incremental capital effectively to grow the franchise, maintain the intangible assets and sustain or improve returns on operating capital.

As an integrated part of the investment process, the Adviser and/or Sub-Adviser assesses relevant factors material to growth potential and generating high returns on incremental operating capital over the long term, including ESG factors.

The Adviser and/or Sub-Adviser believe that the number of issuers with growing high-quality businesses meeting their criteria may be limited, and accordingly, the Fund may concentrate its holdings in a relatively small number of companies. The Fund's equity investments, including depositary receipts, may include convertible securities.

The Fund may utilize foreign currency forward exchange contracts, which are derivatives, for currency hedging purposes.

The section of the Prospectus entitled "Additional Information About Fund Investment Strategies and Related Risks—ESG Investment Risk" will be deleted in its entirety and replaced with the following:

The Fund's adherence to its ESG criteria and application of related analyses when selecting investments may impact the Fund's performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Fund's adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis based on qualitative assessments and may be difficult if data about a particular company is limited. A company's ESG practices or the Adviser's assessment of such may change over time.

The third row of the second table in the section of the Prospectus entitled "Fund Management—Advisory Fees" will be deleted in its entirety and replaced with the following:

Fund	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class R6
Global Stars	0.80%	1.15%	1.65%	1.90%	0.75%

Please retain this supplement for future reference.

  IFIGSSUMPROPSPT 4/24

Statement of Additional Information Supplement

April 26, 2024

Morgan Stanley Institutional Fund, Inc.

Supplement dated April 26, 2024 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated April 28, 2023

Global Sustain Portfolio (the "Fund")

At a meeting held on April 24-25, 2024, the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Board") approved various changes to the Fund, including (i) changing its name from "Global Sustain Portfolio" to "Global Stars Portfolio," (ii) modifying its principal investment strategies, including eliminating its non-fundamental investment policy with regard to the investment of at least 80% of its net assets (plus any borrowings for investment purposes), (iii) reducing the Fund's contractual advisory fee rates and expense caps, (iv) changes to the portfolio management team and (v) other related changes, such as to the benchmark index, each change is effective June 27, 2024 (the "Effective Date").

Accordingly, on the Effective Date, all references to "Global Sustain Portfolio" in the Statement of Additional Information will be deleted and replaced with "Global Stars Portfolio."

On the Effective Date, William Lock, Bruno Paulson, Nic Sochovsky, Marcus Watson, Richard Perrott and Vladimir Demine will no longer serve as portfolio managers of the Fund. Accordingly, all references to Messrs. Lock, Paulson, Sochovsky, Watson, Perrott and Demine will be removed from the Statement of Additional Information. Alex Gabriele will continue to serve as portfolio manager of the Fund.

Additionally, on the Effective Date, the nineteenth row of the second table in the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Adviser" will be deleted and replaced with the following:

Fund	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class R6	Expense Cap Class IR
Global Stars	0.65% of the portion of the daily net assets not exceeding $500 million; and 0.60% of the portion of the daily net assets exceeding $500 million.	0.80%	1.15%	1.65%	1.90%	0.75%	N/A

Please retain this supplement for future reference.